UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 21, 2009

KULICKE AND SOFFA INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA	19034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2009, Kulicke and Soffa Industries, Inc. (the “Company”) and Michael J. Morris, the Company’s interim Chief Financial Officer, agreed to a $54,000 increase in his annual base salary, to $280,000.  On September 21, 2009, the Company and Ran Bareket, the Company’s Vice President, Corporate Controller and Principal Accounting Officer, agreed to a $17,000 increase in his annual base salary, to $215,000.  Mr. Morris and Mr. Bareket also became eligible to participate in the Company’s Officer Severance Pay Plan (the “Plan”).  In general, under the terms of the Plan, each officer is eligible to receive 18 months severance, among other benefits, for certain specified terminations.  The terms of the Plan were previously described in the Company’s Form 8-K dated March 25, 2009 and filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2009. Additionally, as a result of their promotions, Mr. Morris and Mr. Bareket are eligible to earn cash incentive payments equal to 45%, increased from 35%, of their base salaries, pursuant to the Company’s Officer Incentive Compensation Plan (the “OIC Plan”). A full description of the OIC Plan and its performance hurdles can be found in the Company’s 2009 Proxy Statement which was filed with the SEC on December 30, 2008.

On September 24, 2009, the Company entered into a Letter Agreement with Mr. Morris (the “Letter Agreement”) to provide for severance payments in the event Mr. Morris resigns after the appointment of his successor as Chief Financial Officer.  Under the terms of the Letter Agreement, Mr. Morris will be eligible to receive the severance payments and other benefits described under the Plan if he (i) remains employed with the Company 90 days after the employment start date of his successor as Chief Financial Officer and (ii) submits his resignation within 30 days thereafter.  The Company offered the Letter Agreement to Mr. Morris as an incentive for him to continue employment with the Company through a successful transition of his responsibilities to his successor.  The summary of the terms of the Letter Agreement is qualified in its entirety by reference to the actual terms of the Letter Agreement, which is included as Exhibit 10.2 and incorporated by reference herein.

The increases in salaries and benefits summarized above are a result of Mr. Morris assuming the role of interim Chief Financial Officer and Mr. Bareket’s elevation to Principal Accounting Officer.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Kulicke and Soffa Industries, Inc. Officer Severance Pay Plan (incorporated by reference from Exhibit 10.1 to the Company’s Form 8-K dated March 25, 2009).

10.2	Letter Agreement between Michael J. Morris and Kulicke and Soffa Industries, Inc. dated September 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

September 24, 2009	By:	/s/ David J. Anderson
	Name:	David J. Anderson
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Kulicke and Soffa Industries, Inc. Officer Severance Pay Plan (incorporated by reference from Exhibit 10.1 to the Company’s Form 8-K dated March 25, 2009).

10.2	Letter Agreement between Michael J. Morris and Kulicke and Soffa Industries, Inc. dated September 24, 2009.